Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

	Nine Months Ended
(dollars in thousands, except per share data)	September 30,
	2010	2009	Change
Interest income (taxable equivalent)	$1,010,278	1,151,124	(12.2	) %
Interest expense	262,658	393,026	(33.2)

Net interest income (taxable equivalent)	747,620	758,098	(1.4)
Tax equivalent adjustment	3,254	3,619	(10.1)

Net interest income	744,366	754,479	(1.3)
Provision for losses on loans	878,872	1,418,485	(38.0)

Net interest expense after provision for losses on loans	(134,506)	(664,006)	(79.7)

Non-interest income:
Service charges on deposit accounts	80,867	88,100	(8.2)
Fiduciary and asset management fees	33,103	32,714	1.2
Brokerage and investment banking income	19,435	21,440	(9.4)
Mortgage banking income	22,295	30,949	(28.0)
Bankcard fees	29,989	26,619	12.7
Investment securities (losses) gains, net	(1,043)	14,730	nm
Other fee income	16,372	24,145	(32.2)
Increase in fair value of private equity investments, net	5,703	1,237	361.0
Gain from sale of MasterCard shares	—	8,351	nm
Other non-interest income	18,736	25,539	(26.6)

Total non-interest income	225,457	273,824	(17.7)

Non-interest expense:
Salaries and other personnel expense	316,405	330,979	(4.4)
Net occupancy and equipment expense	91,877	93,291	(1.5)
FDIC insurance and other regulatory fees	52,794	58,401	(9.6)
Foreclosed real estate expense	142,837	320,171	(55.4)
Losses on other loans held for sale, net	73	1,703	(95.7)
Visa litigation recovery	—	(4,067)	nm
Goodwill impairment	—	241	nm
Professional fees	34,299	28,406	20.7
Data processing expense	33,123	36,048	(8.1)
Other operating expenses	109,162	106,624	2.4

Total non-interest expense	780,570	971,797	(19.7)

Loss from continuing operations before income taxes	(689,619)	(1,361,979)	(49.4)
Income tax benefit	(21,034)	(197,496)	(89.3)

Loss from continuing operations	(668,585)	(1,164,483)	(42.6)
Income from discontinued operations, net of income taxes	43,161	3,701	nm

Net loss	(625,424)	(1,160,782)	(46.1)
Net (loss) income attributable to non-controlling interest	(313)	2,365	(113.2)

Net loss attributable to controlling interest	(625,111)	(1,163,147)	(46.3)

Dividends and accretion of discount on preferred stock	43,079	42,675	0.9

Net loss attributable to common shareholders	$(668,190)	(1,205,822)	44.6

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(1.09)	(3.61)	69.8%
Net loss attributable to common shareholders	(1.03)	(3.60)	71.5

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(1.09)		(3.61)	69.8
Net loss attributable to common shareholders	(1.03)		(3.60)	71.5

Cash dividends declared per common share	0.03		0.03	—
Return on average assets *	(2.77	) %	(4.50)	173 bp
Return on average common equity *	(43.50)		(66.15)	nm

Average common shares outstanding - basic	651,507		334,808	94.6%
Average common shares outstanding - diluted	651,507		334,808	94.6

nm - not meaningful

* - ratios are annualized

Synovus

INCOME STATEMENT DATA

(Unaudited)

(dollars in thousands, except per share data)	2010		2009			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘10 vs. ‘09 Change
Interest income (taxable equivalent)	$327,577	338,795	343,906	362,911	377,839	(13.3)%
Interest expense	81,030	87,700	93,928	105,853	121,989	(33.6)

Net interest income (taxable equivalent)	246,547	251,095	249,978	257,058	255,850	(3.6)
Tax equivalent adjustment	1,087	1,056	1,111	1,227	1,219	(10.8)

Net interest income	245,460	250,039	248,867	255,831	254,631	(3.6)
Provision for losses on loans	239,020	298,904	340,948	387,114	496,522	(51.9)

Net interest income (expense) after provision for losses on loans	6,440	(48,865)	(92,081)	(131,283)	(241,891)	102.7

Non-interest income:
Service charges on deposit accounts	26,711	27,876	26,280	29,651	29,699	(10.1)
Fiduciary and asset management fees	10,408	11,357	11,338	11,455	11,244	(7.4)
Brokerage and investment banking income	6,736	6,768	5,931	7,035	7,047	(4.4)
Mortgage banking income	10,163	6,318	5,814	7,572	7,037	44.4
Bankcard fees	10,674	9,800	9,515	9,521	9,114	17.1
Investment securities (losses) gains, net	(612)	17	(448)	(663)	14,730	nm
Other fee income	5,440	5,402	5,530	7,055	7,733	(29.7)
Increase (decrease) in fair value of private equity investments, net	3,521	1,283	899	142	(6,853)	nm
Gain from sale of Visa shares	—	—	—	51,900	—	—
Other non-interest income	8,723	5,174	4,839	13,179	6,484	34.5

Total non-interest income	81,764	73,995	69,698	136,847	86,235	(5.2)

Non-interest expense:
Salaries and other personnel expense	108,453	103,929	104,022	100,209	104,568	3.7
Net occupancy and equipment expense	31,311	30,588	29,978	29,878	31,231	0.3
FDIC insurance and other regulatory fees	16,178	18,970	17,646	17,913	15,341	5.5
Foreclosed real estate expense	50,890	46,440	45,507	34,098	101,437	(49.8)
Losses on other loans held for sale, net	—	12	61	—	608	nm
Visa litigation recovery	—	—	—	(2,374)	(4,067)	nm
Goodwill impairment	—	—	—	14,849	—	—
Professional fees	13,324	11,595	9,380	10,397	11,121	19.8
Data processing expense	11,117	11,323	10,683	11,615	11,194	(0.7)
Other operating expenses	37,738	35,905	35,520	32,908	45,387	(16.9)

Total non-interest expense	269,011	258,762	252,797	249,493	316,820	(15.1)

Loss from continuing operations before income taxes	(180,807)	(233,632)	(275,180)	(243,929)	(472,476)	61.7
Income tax expense (benefit)	360	(5,057)	(16,337)	25,518	(31,528)	(101.1)

Loss from continuing operations	(181,167)	(228,575)	(258,843)	(269,447)	(440,948)	58.9
Income from discontinued operations, net of income taxes	—	—	43,161	889	1,146	nm

Net loss	(181,167)	(228,575)	(215,682)	(268,558)	(439,802)	58.8
Net income (loss) attributable to non-controlling interest	277	(381)	(209)	(1)	(255)	208.6

Net loss attributable to controlling interest	(181,444)	(228,194)	(215,473)	(268,557)	(439,547)	58.7

Dividends and accretion of discount on preferred stock	14,394	14,360	14,325	14,291	14,258	1.0

Net loss attributable to common shareholders	$(195,838)	(242,554)	(229,798)	(282,848)	(453,805)	56.8

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.25)		(0.36)		(0.56)	(0.58)	(1.32)	81.1%
Net loss attributable to common shareholders	(0.25)		(0.36)		(0.47)	(0.58)	(1.32)	81.1

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.25)		(0.36)		(0.56)	(0.58)	(1.32)	81.1
Net loss attributable to common shareholders	(0.25)		(0.36)		(0.47)	(0.58)	(1.32)	81.1

Cash dividends declared per common share	0.01		0.01		0.01	0.01	0.01	—

Return on average assets *	(2.27	) %	(2.81	) %	(3.22)%	(3.18)	(6.77)	450 bp
Return on average common equity *	(31.75)		(43.59)		(59.10)	(53.25)	(93.25)	nm

Average common shares outstanding - basic	784,916		676,753		489,607	486,104	344,626	127.8%
Average common shares outstanding - diluted	784,916		676,753		489,607	486,104	344,626	127.8

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)	September 30, 2010	December 31, 2009	September 30, 2009
ASSETS
Cash and due from banks	$385,687	564,482	401,778
Interest bearing funds with Federal Reserve Bank	3,113,435	1,901,847	2,822,577
Interest earning deposits with banks	22,271	12,534	12,771
Federal funds sold and securities purchased under resale agreements	177,350	203,959	180,194
Trading account assets, at fair value	15,061	14,370	13,403
Mortgage loans held for sale, at fair value	241,353	138,056	112,115
Other loans held for sale	50,302	36,816	80,945
Investment securities available for sale, at fair value	3,326,133	3,188,735	3,298,815

Loans, net of unearned income	22,581,036	25,383,068	26,331,739
Allowance for loan losses	(836,355)	(943,725)	(918,468)

Loans, net	21,744,681	24,439,343	25,413,271

Premises and equipment, net	555,919	580,375	588,179
Goodwill	24,431	24,431	39,280
Other intangible assets, net	13,463	16,649	17,775
Other assets	1,284,675	1,709,821	1,629,377

Total assets	$30,954,761	32,831,418	34,610,480

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,248,071	4,172,697	4,018,045
Interest bearing deposits	20,988,154	23,260,836	24,036,146

Total deposits	25,236,225	27,433,533	28,054,191

Federal funds purchased and other short-term borrowings	410,353	475,062	1,030,520
Long-term debt	1,743,097	1,751,592	1,963,136
Other liabilities	324,077	299,730	389,034

Total liabilities	27,713,752	29,959,917	31,436,881

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	934,991	928,207	926,014
Common stock, par value $1.00 (2)	790,751	495,514	486,073
Additional paid-in capital	2,350,392	1,605,097	1,591,374
Treasury stock, at cost (3)	(114,176)	(114,155)	(114,155)
Accumulated other comprehensive income	91,112	84,806	108,032
(Accumulated deficit) retained earnings	(837,004)	(148,428)	139,322

Total shareholders’ equity	3,216,066	2,851,041	3,136,660
Non-controlling interest in subsidiaries	24,943	20,460	36,939

Total equity	3,241,009	2,871,501	3,173,599

Total liabilities and equity	$30,954,761	32,831,418	34,610,480

(1)	Preferred shares outstanding: 967,870
(2)	Common shares outstanding: 785,057,350; 489,828,319; and 480,387,653 at September 30, 2010, December 31, 2009, and September 30, 2009, respectively
(3)	Treasury shares: 5,693,452; 5,685,638; and 5,685,638 at September 30, 2010, December 31, 2009, and September 30, 2009, respectively

Synovus

AVERAGE BALANCES AND YIELDS/RATES *

(Unaudited)

(dollars in thousands)

	2010		2009
Interest Earning Assets	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Taxable investment securities	$3,055,400	3,068,634	2,952,188	2,983,914	3,209,718
Yield	4.08%	4.40	4.70	4.79	5.06
Tax-exempt investment securities	$62,659	66,125	72,041	88,848	98,435
Yield (taxable equivalent)	6.82%	6.85	7.16	7.03	7.06
Trading account assets	$14,970	16,763	14,881	14,356	13,439
Yield	4.88%	5.47	5.30	5.60	8.22
Commercial loans	$19,041,500	19,982,523	20,880,069	21,722,140	22,850,126
Yield	4.92%	4.92	4.85	4.82	4.73
Consumer loans	$4,048,929	4,100,458	4,174,320	4,249,316	4,303,592
Yield	5.25%	5.33	5.36	5.32	5.37
Allowance for loan losses	$(862,970)	(964,212)	(951,552)	(906,484)	(905,700)

Loans, net	$22,227,459	23,118,769	24,102,837	25,064,972	26,248,018
Yield	5.19%	5.21	5.15	5.10	5.01
Mortgage loans held for sale	$194,487	131,700	96,440	114,906	194,158
Yield	5.16%	5.54	5.49	5.29	5.39
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,720,649	3,591,353	2,435,880	2,995,367	1,653,546
Yield	0.25%	0.25	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$122,356	140,209	142,524	140,550	139,230
Yield	0.87%	0.82	0.97	1.01	1.38

Total interest earning assets	$29,397,980	30,133,553	29,816,791	31,402,913	31,556,544
Yield	4.42%	4.51	4.67	4.59	4.76

Interest Bearing Liabilities
Interest bearing demand deposits	$3,601,825	3,617,669	3,636,437	3,851,237	3,310,924
Rate	0.36%	0.42	0.42	0.41	0.42
Money market accounts	$6,788,768	6,606,161	6,450,696	6,420,003	6,309,578
Rate	0.98%	1.07	1.19	1.21	1.23
Savings deposits	$488,221	495,901	476,007	469,526	477,909
Rate	0.14%	0.15	0.15	0.15	0.15
Time deposits under $100,000	$2,511,830	2,626,852	2,726,002	2,851,913	3,030,346
Rate	1.88%	2.00	2.17	2.44	2.86
Time deposits over $100,000	$4,217,972	4,561,517	4,770,429	4,909,253	5,281,529
Rate	1.88%	1.95	2.05	2.32	2.73
National market brokered money market accounts	$537,952	833,811	1,047,417	1,218,363	1,365,477
Rate	0.80%	0.83	0.74	0.75	0.77
National market brokered time deposits	$3,261,113	3,681,660	3,871,581	4,011,648	3,941,977
Rate	1.89%	1.90	2.13	2.41	2.66

Total interest bearing deposits	$21,407,681	22,423,571	22,978,569	23,731,943	23,717,740
Rate	1.28%	1.36	1.48	1.62	1.85
Federal funds purchased and other short-term liabilities	$514,295	493,602	472,691	729,988	1,194,759
Rate	0.36%	0.44	0.47	0.45	0.37
Long-term debt	$1,811,153	1,882,358	1,805,363	1,897,915	1,906,320
Rate	2.57%	2.36	2.17	1.75	2.14

Total interest bearing liabilities	$23,733,129	24,799,531	25,256,623	26,359,846	26,818,819
Rate	1.36%	1.42	1.51	1.59	1.80

Non-interest bearing demand deposits	$4,310,459	4,271,444	4,243,622	4,162,027	4,069,108

Net interest margin	3.33%	3.34	3.39	3.25	3.22

*	Yields and rates are annualized
(1)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(dollars in thousands)

	September 30, 2010
		Loans as a %	Total	Non-performing Loans
		of Total Loans	Non-performing	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Non-performing Loans
Multi-Family	$884,910	3.9%	$11,177	0.9%
Hotels	970,849	4.3	92,309	7.1
Office Buildings	874,580	3.9	18,122	1.4
Shopping Centers	1,158,052	5.1	63,134	4.9
Commercial Development	419,953	1.9	54,421	4.2
Warehouses	531,570	2.4	7,076	0.5
Other Investment Property	526,652	2.3	25,773	2.0

Total Investment Properties	5,366,566	23.8	272,012	20.9

1-4 Family Construction	416,781	1.8	99,114	7.7
1-4 Family Perm / Mini-perm	1,154,279	5.1	72,131	5.6
Residential Development	861,957	3.8	281,126	21.7

Total 1-4 Family Properties	2,433,017	10.8	452,371	35.0

Land Acquisition	1,381,603	6.1	229,872	17.8

Total Commercial Real Estate	9,181,186	40.7	954,255	73.6

Commercial, Financial, and Agricultural	5,263,677	23.3	187,022	14.5
Owner-occupied	4,127,775	18.3	79,111	6.2

Total Commercial & Industrial	9,391,452	41.6	266,133	20.7

Home Equity	1,672,021	7.4	18,567	1.4
Consumer Mortgages	1,516,687	6.7	48,800	3.8
Credit Card	280,898	1.2	—	—
Other Retail Loans	551,941	2.4	6,276	0.5

Total Retail	4,021,547	17.8	73,643	5.7
Unearned Income	(13,149)	(0.1)	—	—

Total	$22,581,036	100.0%	$1,294,031	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(dollars in thousands)

	Total Loans		3Q10 vs. 4Q09		3Q10 vs. 3Q09
Loan Type	September 30, 2010	December 31, 2009	% change (1)	September 30, 2009	% change
Multi-family	$884,910	949,049	(9.0)%	$875,909	1.0%
Hotels	970,849	1,094,517	(15.1)	1,090,182	(10.9)
Office Buildings	874,580	964,214	(12.4)	1,070,297	(18.3)
Shopping Centers	1,158,052	1,212,462	(6.0)	1,144,919	1.1
Commercial Development	419,953	528,911	(27.5)	632,993	(33.7)
Warehouses	531,570	566,290	(8.2)	565,422	(6.0)
Other Investment Property	526,652	581,732	(12.7)	670,691	(21.5)

Total Investment Properties	5,366,566	5,897,175	(12.0)	6,050,413	(11.3)

1-4 Family Construction	416,781	715,171	(55.8)	981,104	(57.5)
1-4 Family Perm / Mini-perm	1,154,279	1,272,763	(12.4)	1,340,883	(13.9)
Residential Development	861,957	1,328,317	(46.9)	1,497,419	(42.4)

Total 1-4 Family Properties	2,433,017	3,316,251	(35.6)	3,819,406	(36.3)

Land Acquisition	1,381,603	1,529,415	(12.9)	1,587,828	(13.0)

Total Commercial Real Estate	9,181,186	10,742,841	(19.4)	11,457,647	(19.9)

Commercial, Financial, and Agricultural	5,263,677	6,003,735	(16.5)	6,202,199	(15.1)
Owner-Occupied	4,127,775	4,443,611	(9.5)	4,429,142	(6.8)

Total Commercial & Industrial	9,391,452	10,447,346	(13.5)	10,631,341	(11.7)

Home Equity	1,672,021	1,714,994	(3.4)	1,729,458	(3.3)
Consumer Mortgages	1,516,687	1,637,978	(9.9)	1,667,593	(9.0)
Credit Card	280,898	294,126	(6.0)	288,147	(2.5)
Other Retail Loans	551,941	565,131	(3.1)	579,796	(4.8)

Total Retail	4,021,547	4,212,229	(6.1)	4,264,994	(5.7)
Unearned Income	(13,149)	(19,348)	(42.8)	(22,243)	(40.9)

Total	$22,581,036	25,383,068	(14.8)%	$26,331,739	(14.2)%

(1)	Percentage change is annualized

Synovus

CREDIT QUALITY DATA

(Unaudited)

(dollars in thousands)

	2010			2009		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘10 vs. ‘09 Change
Non-performing Loans	$1,294,031	1,309,944	1,542,704	1,555,776	1,519,049	(14.8)%
Other Loans Held for Sale (1)	50,302	50,208	78,077	36,816	40,932	22.9
Other Real Estate	211,869	212,362	222,155	238,807	187,494	13.0
Non-performing Assets	1,556,202	1,572,514	1,842,937	1,831,399	1,747,475	(10.9)

Allowance for Loan Losses	836,355	834,522	968,697	943,725	918,468	(8.9)

Net Charge-offs - Quarter	237,195	433,079	315,976	361,857	496,777	(52.3)
Net Charge-offs - YTD	986,249	749,055	315,976	1,460,172	1,098,315	(10.2)
Net Charge-offs / Average Loans - Quarter (2)	4.12%	7.21	5.05	5.58	7.33
Net Charge-offs / Average Loans - YTD (2)	5.47	6.11	5.05	5.37	5.30

Non-performing Loans / Loans	5.73	5.61	6.32	6.13	5.77
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	6.81	6.66	7.46	7.14	6.58
Allowance / Loans	3.70	3.58	3.97	3.72	3.49

Allowance / Non-performing Loans	64.63	63.71	62.79	60.66	60.46

Past Due Loans over 90 days and Still Accruing	$25,028	21,430	35,491	19,938	43,816	(42.9)%
As a Percentage of Loans Outstanding	0.11%	0.09	0.15	0.08	0.17

Total Past Dues Loans and Still Accruing	$253,748	246,635	294,753	262,446	356,456	(28.8)
As a Percentage of Loans Outstanding	1.12%	1.06	1.21	1.03	1.35

Restructured loans (accruing)	$409,768	350,145	261,157	213,552	192,559	112.8

(1)	Represents impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value
(2)	Ratio is annualized

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(dollars in thousands)

	September 30, 2010	December 31, 2009	September 30, 2009
Tier 1 Capital	$3,092,655	2,721,287	2,974,066
Total Risk-based Capital	3,954,063	3,637,712	3,927,752
Tier 1 Capital Ratio	13.06%	10.16	10.48
Tier 1 Common Equity Ratio	9.07%	6.66	7.18
Total Risk-based Capital Ratio	16.70	13.58	13.84
Leverage Ratio	9.75	8.12	8.76
Common Equity as a Percentage of Total Assets (2)	7.37	5.86	6.39
Tangible Common Equity as a Percentage of Tangible Assets (3)	7.26	5.74	6.23
Tangible Common Equity as a Percentage of Risk-weighted Assets (3)	9.47	7.03	7.59
Book Value Per Common Share (4) (5)	2.57	3.93	4.60
Tangible Book Value Per Common Share (3) (5)	2.53	3.84	4.48

(1)	Current quarter regulatory capital information is preliminary
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS)